February 27, 2006

Women’s Equity Fund
A series of Professionally Managed Portfolios
Supplement to
Prospectus dated July 29, 2005

Please note effective March 1, 2006, the Management Fee for the Women’s Equity Fund’s (the “Fund”) Retail Class will be reduced from 1.00% to 0.75%. To reflect this change, the Fees and Expense table of the Fund will be revised to read the following:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases .................................................................	None
Maximum deferred sales charge (load) ..........................................................................................	None
Redemption Fee* ……………………………………………………..............................................	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees .............................................................................................................................	0.75%
Other Expenses (except Class Specific Expenses)**	0.44%
Distribution (12b-1) Fees ..................................................................................................................	0.25%
Other Class Specific Expenses**	0.17%

Total Annual Fund Operating Expenses .......................................................................................	1.61%
Expense Reduction/Reimbursement**………………….......................................................	(0.27)%
Net Annual Fund Operating Expenses** .....................................................................................	1.34%

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is February 27, 2006